Execution Version
Exhibit 10.62
SIXTH AMENDMENT
SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of September 20, 2024 among WMG ACQUISITION CORP., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party hereto (constituting the Required Lenders). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Existing Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of January 31, 2018 (as amended by that First Amendment, dated as of October 9, 2019, that Second Amendment, dated as of April 3, 2020, that Third Amendment, dated as of March 1, 2021, that Fourth Amendment, dated as of March 23, 2023, that Fifth Amendment, dated as of November 30, 2023, and as further amended, restated, amended and restated, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended hereby, the “Credit Agreement”);
WHEREAS, pursuant to and in accordance with Section 10.08(b) of the Existing Credit Agreement, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Existing Credit Agreement to effect the changes described in Section 1 below;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent, the Loan Parties party hereto and the Lenders party hereto hereby agree as follows:
SECTION 1 - Amendment of Existing Credit Agreement. Subject to satisfaction of the conditions set forth in Section 2 below, effective as of the Sixth Amendment Effective Date (as defined below),
(a)the definition of “First Lien Indebtedness to EBITDA Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “$250.0 million” with the words “$750.0 million” in clause (x) of the first paragraph of the definition thereof;
(b)the definition of “Senior Secured Indebtedness to EBITDA Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “$250.0 million” with the words “$750.0 million” in clause (x) of the first paragraph of the definition thereof; and
(c)the definition of “Total Indebtedness to EBITDA Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “$250.0 million” with the words

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WMG RCF Sixth Amendment - Sixth Amendment [10K Version].docx

“$750.0 million” in clause (x) of the first paragraph of the definition thereof and in the proviso of the first paragraph of the definition thereof.
SECTION 2 - Conditions to Effectiveness of the Sixth Amendment. This Sixth Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived:
(a)Amendment. The Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower, each other Loan Party, the Required Lenders and the Administrative Agent.
(b)Fees and Other Amounts. All reasonable fees, costs and expenses due and payable on or prior to the Sixth Amendment Effective Date (including Attorney Costs and expenses of any other advisors), to the extent invoiced at least two Business Days prior to the Sixth Amendment Effective Date (except as otherwise reasonably agreed by the Borrower), and other compensation payable to the Administrative Agent and the Lenders required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document on the Sixth Amendment Effective Date, shall have been paid.
SECTION 3 - Representations and Warranties; No Default. In order to induce the other parties hereto to enter into this Sixth Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Sixth Amendment:
(a)No Default or Event of Default has occurred and is continuing.
(b)The representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date, (ii) the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement and (iii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified.
(c)The execution, delivery and performance of this Sixth Amendment (i) are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action and (ii) do not and will not (A) contravene the terms of the Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of, or require any payment to be made under, (x) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (C) violate any Law; except in the case of
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clauses (ii)(B) and (ii)(C) to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect.
(d)This Sixth Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
SECTION 4 - Reference to and Effect on the Credit Agreement and the Notes; Acknowledgements.
(a)On and after the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Sixth Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Sixth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents. For the avoidance of doubt, this Sixth Amendment shall constitute a Loan Document for all purposes of the Loan Documents.
(b)Without limiting the foregoing, each of the Loan Parties party to the Guaranty and the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Guaranty and the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guaranty, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guaranty and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Sixth Amendment, and (iv) agrees that all Obligations are Guaranteed Obligations (as defined in the Guaranty).
(c)Without limiting the foregoing, Holdings, as party to the Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted it to the Collateral Agent for the benefit of the Secured Parties, and (iii) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement are, and shall remain, in full force and effect after giving effect to this Sixth Amendment.
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SECTION 5 - Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable documented fees, charges and disbursements of Davis Polk & Wardwell LLP, as counsel to the Administrative Agent.
SECTION 6 - Execution in Counterparts. This Sixth Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Sixth Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.
SECTION 7 - Electronic Execution. Any signature to this Sixth Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Sixth Amendment. Each of the parties represents and warrants to the other party/ies that it has the corporate capacity and authority to execute this Sixth Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 8 - Governing Law. THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SIXTH AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
SECTION 9 - Headings. Section headings used herein are for convenience of reference only, are not part of this Sixth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Sixth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered as of the day and year first above written.
WMG ACQUISITION CORP.
By: _/s/ Paul M. Robinson____________________
Name: Paul M. Robinson
Title: Executive Vice President, General Counsel
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

Acknowledged and agreed:
WMG HOLDINGS CORP.

By:    _/s/ Paul M. Robinson____________________
    Name: Paul M. Robinson
    Title: Executive Vice President,
        General Counsel
Guarantors:

A.P. SCHMIDT CO.
ARTS MUSIC INC.
ATLANTIC RECORDING CORPORATION
ATLANTIC/MR VENTURES INC.
AUDIO PROPERTIES/BURBANK, INC.
CHAPPELL MUSIC COMPANY, INC.
COTA MUSIC, INC.
COTILLION MUSIC, INC.
CRK MUSIC INC.
E/A MUSIC, INC.
ELEKSYLUM MUSIC, INC.
ELEKTRA ENTERTAINMENT GROUP INC.
ELEKTRA GROUP VENTURES INC.
ELEKTRA MUSIC GROUP INC.
ELEKTRA/CHAMELEON VENTURES INC.
FHK, INC.
GENE AUTRY’S WESTERN MUSIC PUBLISHING CO.
GOLDEN WEST MELODIES, INC.
INSOUND ACQUISITION INC.
INTERSONG U.S.A., INC.
J. RUBY PRODUCTIONS, INC.
JADAR MUSIC CORP.
LEM AMERICA, INC.
LONDON-SIRE RECORDS INC.
MAVERICK PARTNER INC.
MCGUFFIN MUSIC INC.
MELODY RANCH MUSIC CO., INC.
MIXED BAG MUSIC, INC.

[Signature Page to Sixth Amendment to Revolving Credit Agreement]

(cont-d):

NONESUCH RECORDS INC.
OCTA MUSIC, INC.
PEPAMAR MUSIC CORP.
REP SALES, INC.
REVELATION MUSIC PUBLISHING CORPORATION
RHINO ENTERTAINMENT COMPANY
RICK'S MUSIC INC.
RIDGEWAY MUSIC CO., INC.
RIGHTSONG MUSIC INC.
ROADRUNNER RECORDS, INC.
RYKO CORPORATION
RYKODISC, INC.
RYKOMUSIC, INC.
SEA CHIME MUSIC, INC.
SR/MDM VENTURE INC.
SUMMY-BIRCHARD, INC.
SUPER HYPE PUBLISHING, INC.
THE ALL BLACKS U.S.A., INC.
UNICHAPPELL MUSIC INC.
W.C.M. MUSIC CORP.
WALDEN MUSIC INC.
WARNER MUSIC PUBLISHING INTERNATIONAL INC.
WARNER RECORDS INC.
WARNER CUSTOM MUSIC CORP.
WARNER MUSIC DISCOVERY INC.
WARNER MUSIC LATINA INC.
WARNER MUSIC SP INC.
WARNER SPECIAL PRODUCTS INC.
WARNER STRATEGIC MARKETING INC.
WARNER CHAPPELL MUSIC SERVICES, INC.
WARNER CHAPPELL MUSIC, INC.
WARNER CHAPPELL PRODUCTION MUSIC, INC.
WARNER-ELEKTRA-ATLANTIC CORPORATION
WARNERSONGS, INC.
WARNER-TAMERLANE PUBLISHING CORP.
WC GOLD MUSIC CORP.
W CHAPPELL MUSIC CORP.
WCM/HOUSE OF GOLD MUSIC, INC.
WARNER RECORDS/QRI VENTURE, INC.
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

WARNER RECORDS/RUFFNATION VENTURES, INC.

(cont-d):

WEA EUROPE INC.
WEA INC.
WEA INTERNATIONAL INC.
WIDE MUSIC, INC.
WMG RHINO HOLDINGS INC.
ARTIST ARENA LLC
ASYLUM LLC
ASYLUM RECORDS LLC
ASYLUM WORLDWIDE LLC
ATLANTIC MOBILE LLC
ATLANTIC PIX LLC
ATLANTIC PRODUCTIONS LLC
ATLANTIC RECORDING LLC
ATLANTIC SCREAM LLC
ATLANTIC/143 L.L.C.
BB INVESTMENTS LLC
BULLDOG ISLAND EVENTS LLC
BUTE SOUND LLC
CORDLESS RECORDINGS LLC
EAST WEST RECORDS LLC
ELEKTRA MUSIC LLC
ELEKTRA ENTERTAINMENT LLC
FERRET MUSIC HOLDINGS LLC
FERRET MUSIC LLC
FERRET MUSIC MANAGEMENT LLC
FERRET MUSIC TOURING LLC
FOZ MAN MUSIC LLC
FUELED BY RAMEN LLC
LAVA RECORDS LLC
MM INVESTMENT LLC
P & C PUBLISHING LLC
RHINO NAME & LIKENESS HOLDINGS, LLC
RHINO ENTERTAINMENT LLC
RHINO FOCUS HOLDINGS LLC
RHINO/FSE HOLDINGS, LLC
SODATONE USA LLC
T-BOY MUSIC, L.L.C.
T-GIRL MUSIC, L.L.C.
THE BIZ LLC
UPPED.COM LLC
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

WARNER MUSIC DISTRIBUTION LLC
WARNER MUSIC NASHVILLE LLC
WARNER RECORDS/SIRE VENTURES LLC

(cont-d):

WARNER RECORDS LLC
WMG COE, LLC
WMG PRODUCTIONS LLC
WRONG MAN DEVELOPMENT LIMITED LIABILITY COMPANY
COMEDY TECHNOLOGIES, INC.
SO SATISFYING LLC
SOCIAL ACES, LLC
ATLANTIC RECORDS GROUP LLC
300 ENTERTAINMENT LLC
300 STUDIOS LLC
3PARTA, LLC
300 ENTERTAINMENT LIVE EVENTS LLC
MOTHER POPCORN LIMITED LIABILITY COMPANY
SH-K-BOOK RECORDS, LLC

By:	/s/ Paul M. Robinson
Name: Paul M. Robinson
Title: Vice President & Secretary of each of the above named entities listed under the heading Guarantors and signing this agreement in such capacity on behalf of each such entity

WARNER MUSIC INC.

By:	/s/ Paul M. Robinson
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

Name: Paul M. Robinson
Title: Executive Vice President, General Counsel & Secretary

ARTIST ARENA INTERNATIONAL, LLC By: Artist Arena LLC, its Sole Member By: Warner Music Inc., its Sole Member

By:	/s/ Paul M. Robinson

Name: Paul M. Robinson
Title: Executive Vice President, General Counsel & Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE By: Warner Music Distribution LLC, its Managing Partner By: Rep Sales, Inc., its Sole Member and Manager

By:	/s/ Paul M. Robinson

Name: Paul M. Robinson
Title: Vice President & Secretary

[Signature Page to Sixth Amendment to Revolving Credit Agreement]

MAVERICK RECORDING COMPANY By: SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul M. Robinson

Name: Paul M. Robinson
Title: Vice President & Secretary
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Revolving Lender and Issuing Bank
By:      /s/ Inderjeet Aneja
Name: Inderjeet Aneja
Title: Executive Director

[Signature Page to Sixth Amendment to Revolving Credit Agreement]

ROYAL BANK OF CANADA, as Revolving Lender
By:     /s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as Revolving Lender
By:     /s/ Atu Koffie-Lart
Name: Atu Koffie-Lart
Title: Authorized Signatory
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

DEUSCHE BANK AG NEW YORK BRANCH, as Revolving Lender
By:     /s/ Philip Tancorra
Name: Philip Tancorra
Title: Director
By:     /s/ Lauren Danbury
Name: Lauren Danbury
Title: Director
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

Barclays Bank PLC, as Revolving Lender
By:     /s/ Sean Duggan
Name: Sean Duggan
Title: Director

[Signature Page to Sixth Amendment to Revolving Credit Agreement]

CITIBANK, N.A., as Revolving Lender
By:     /s/ Elizabeth Minella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President & Managing Director
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender
By:     /s/ Nabeel Shah
Name: Nabeel Shah
Title: Director
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Revolving Lender
By:     /s/ Dylan Honza
Name: Dylan Honza
Title: Vice President
[Signature Page to Sixth Amendment to Revolving Credit Agreement]

Goldman Sachs Ban USA, as Revolving Lender
By:     /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory
[Signature Page to Sixth Amendment to Revolving Credit Agreement]